SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 30, 2009

Intelligroup, Inc.

(Exact Name of Registrant as Specified in Charter)

New Jersey	0-20943	11-2880025

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5 Independence Way
Princeton, NJ	08540

(Address of Principal Executive Offices)	(Zip Code)

(646) 810-7400

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements to Certain Officers.

(b) On September 30, 2009, Babar Khan informed Intelligroup, Inc. (the “Company”) of his intention to resign from the Company's Board of Directors effective immediately. Mr. Khan, formerly Vice President of SB Asia Infrastructure Fund, which is a significant shareholder of the Company, resigned from the Company's Board of Directors in connection with his decision to leave SB Asia Infrastructure Fund to pursue other opportunities.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTELLIGROUP, INC.

By:	/s/ Alok Bajpai
Name:	Alok Bajpai
Title:	Treasurer and CFO

Date: October 6, 2009